ARTICLES OF MERGER
                                       OF
                         GLOBAL ASSETS & SERVICES, INC.
                             (A Florida corporation)
                                       and
                             S.D.E. HOLDINGS 3 INC.
                             (A Nevada corporation)

     The Undersigned, being President of Global Assets & Services, Inc., a Florida corporation (Parent), and the President of S.D.E. Holdings 3 Inc., a Nevada corporation (subsidiary) (collectively "the constituent entities"), hereby certify as follows:

         1. Pursuant to NRS 92A.180(a), a Plan of Merger has been approved by the board of directors of Global Assets & Services, Inc., a Florida corporation, and S.D.E. Holdings 3 Inc., a Nevada corporation.

         2. The approval of shareholders of the Constituent Entities of Global Assets & Services, Inc. and S.D.E. Holdings 3 Inc. is not required under NRS 92A.180(1) or Florida Statutes for either company.

         3. Pursuant to NRS 92A.180(1), Global Assets & Services, Inc., a Florida corporation, (parent corporation) and owner of 100% of the issued and outstanding shares of S.D.E. Holdings 3 Inc., a Nevada corporation (subsidiary), has adopted a Resolution to merge the subsidiary S.D.E. Holdings 3 Inc. into Global Assets & Services, Inc.

         4.    No Notice is necessary under NRS 92A.180(3).

         5. No share conversion will occur. All outstanding shares of Global Assets & Services, Inc. will remain issued and outstanding without change. All shares of SDE Holdings, Inc. are retired concurrent with merger.

         6. Parent, Global Assets & Services, Inc. owns 100% of the issued and outstanding stock of subsidiary SDE Holding, Inc. immediately prior to this merger.

         7. The complete and executed Plan of Merger is on file at the Registered Offices of the corporation at 3816 W. Linebaugh Ave., Suite 200, Tampa, FL 33624

         8.    The  effective  date  hereof   complies  with  Colorado   Revised
               Statutes.

         9. There are no amendments to the Articles of Incorporation of Parent, Global Assets & Services, Inc.

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




         This merger is pursuant to Florida Statutes.

                  Effective this 19th day of December, 2001.

Global Assets & Services, Inc.                 S.D.E. Holdings 3 Inc.
a Florida corporation                          a Nevada corporation


By:  /s/ Thomas McCrimmon                      By:  /s/ M.A. Littman
     -----------------------------                  ----------------------------
Thomas McCrimmon, President/Secy                    Attorney in Fact for Scott
(Printed Name)                                      Deitler, President
                                                    (Printed Name)


State of Florida            )
                            ) ss.
County of Hillsborough      )

         On this 19th day of December, 2001, before me, a Notary Public, personally appeared Thomas McCrimmon, President of Global Assets & Services, Inc. and executed on this date the foregoing instrument for the purposes therein contained, by signing on behalf of the above named corporation as a duly authorized director and officer.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            /s/ Mary Fratto
                                            ------------------------------
                                            Notary Public
                                            Residing at __________________
                                            Commission NO. CC891535
SEAL
                                            My Commission Expires:  12/27/03


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


State of Colorado            )
                             ) ss.
County of Jefferson          )

     On this 20th day of December, 2001, before me, a Notary Public, personally appeared M.A. Littman as attorney in fact for Scott Deitler, President of S.D.E. Holdings 3 Inc. and executed on this date the foregoing instrument for the purposes therein contained, by signing on behalf of the above named corporation as a duly authorized director and officer.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            /s/ Jodie L. Ball
                                            ------------------------------
                                            Notary Public
                                            Residing at:  7609 Ralston Road
                                                          Arvada, CO  80002

SEAL
                                            My Commission Expires:

                                                   6/16/03
                                            ------------------------

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